IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE LAZARD FUNDS, INC.
Lazard Real Assets and Pricing Opportunities Portfolio

Supplement to Summary Prospectus

Effective on or about September 1, 2020 (the "Effective Date"), the Portfolio's name will change to Lazard Real Assets Portfolio.

As of the Effective Date, the following will replace the table in the section entitled "Fees and Expenses" in the summary prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	1.50%	22.80%	1.50%	**
Acquired Fund Fees and Expenses	.03%	.03%	.03%	**
Total Annual Portfolio Operating Expenses	2.18%	23.73%	2.18%
Fee Waiver and/or Expense Reimbursement**	1.35%	22.65%	1.40%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement***	.83%	1.08%	.78%
*	Restated to reflect current management fee
**	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

*** Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2021, to the extent Total Annual Portfolio Operating Expenses exceed .80%, 1.05% and .75% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds," fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

**** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .80%, 1.05% and .75% of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively.

As of the Effective Date, the following will replace the table in the section entitled "Example" in the summary prospectus:

	1 year	3 years	5 years	10 years
Institutional Shares	$82	$549	$1,043	$2,405
Open Shares	$107	$4,160	$6,837	$10,198
R6 Shares	$77	$544	$1,038	$2,401

As of the Effective Date, the following will replace the first five paragraphs of the section entitled "Principal Investment Strategies" in the summary prospectus:

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets investments, including instruments providing exposure to such investments (such as derivative instruments).

"Real assets" are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

•	natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)
•	real estate, such as real estate investment trusts ("REITs") and real estate operating companies ("Real Estate Investments")
•	equipment and industrials, such as tools, hardware, machinery and other industrial components
•	infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads
•	commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products; and

(ii) companies that typically derive at least 50% of their revenues or profits from, or have at least 50% of their assets committed to, real assets.

Allocation of the Portfolio's assets by the Investment Manager among these real assets categories will vary, and over time exposures to new categories may be added or exposures to existing categories may be eliminated.

The Portfolio may invest in equity securities of US and non-US companies, including emerging markets companies, as well as in inflation-indexed fixed income securities (which may be of any credit quality or maturity) and commodity-linked and other derivative instruments. In addition, the Portfolio may invest in fixed income securities, typically government securities (which may be of various maturities), in connection with the Portfolio's derivatives exposures (i.e., a type of margin or collateral). The Portfolio also may invest in exchange-traded open-end management investment companies ("ETFs") and similar products such as exchange-traded notes ("ETNs"), which generally pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

After the Effective Date, the Portfolio's benchmark index, in addition to the MSCI World Index, will be the Real Assets Index, an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Hedged Index, 33.3% MSCI ACWI IMI Core Real Estate Index and 33.3% Bloomberg Barclays Commodity Total Return Index.

Dated: June 25, 2020